EXHIBIT 10.12
-------------



            REINSTATEMENT AND SECOND AMENDMENT TO AGREEMENT
                FOR SALE AND PURCHASE OF REAL PROPERTY


           THIS REINSTATEMENT AND SECOND AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE OF REAL PROPERTY (this "Second Amendment") is made and entered into as of _____ day of _______, 1997, by and between CENTER RETAIL PARTNERS, a Florida general partnership (the "Center Retail"), CENTER OFFICE PARTNERS, a Florida general partnership ("Center Office"), CENTER HOTEL LIMITED PARTNERSHIP, a Delaware limited partnership ("Center Hotel"), and ARVIDA/JMB PARTNERS, L.P., a Delaware limited partnership ("Arvida," and collectively with Center Retail, Center Office and Center Hotel, the "Seller") and STANFORD HOTELS CORPORATION, a California corporation ("Buyer").

                               RECITALS:
                               --------

           WHEREAS, Seller and Buyer entered into that certain Agreement for Sale and Purchase of Real Property dated July 25, 1997, as amended by that certain Amendment to Agreement for Sale and Purchase dated August 22, 1997 between Buyer and Seller (collectively, the "Agreement") (unless otherwise defined herein, all capitalized terms used but not defined herein shall have the meanings assigned to the same in the Agreement), pursuant to which Buyer has agreed to purchase and Seller has agreed to sell the Property;

           WHEREAS, Buyer terminated the Agreement on August 29, 1997 and Seller and Buyer now desire to reinstate the Agreement, as amended hereby;

           WHEREAS, Buyer now desires to partially assign this Agreement to: (i) Stanford Lake Hotel, Inc., a Florida corporation (the "Hotel Buyer"), with respect to the purchase of the Hotel Site (as defined in the Declaration), together with the parcel of land upon which the restaurant and conference center known as Pete's Cafe & Catering is presently located (collectively, the "Hotel Property"); (ii) Boca Lake Office, Inc., a Florida corporation (the "Office Buyer"), with respect to the purchase of the Office Site (as defined in the Declaration) (the "Office Property"); and (iii) Boca Lake Retail, Inc., a Florida corporation (the "Retail Buyer"), with respect to the purchase of the remainder of the Property (i.e., the Property less the Hotel Property and Office Property) (the "Retail Property") (the Hotel Buyer, the Office Buyer and the Retail Buyer are collectively referred to herein as the "Affiliated Buyers"); and

           WHEREAS, Seller and Buyer have agreed to enter into this Second Amendment to reinstate the Agreement, to provide for the foregoing assignment and to otherwise modify certain terms and conditions of the Agreement.

           NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein and the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:



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           1.    RECITALS.  The above recitals are true and correct and
hereby incorporated herein by reference. In the event of any conflict between the terms of the Agreement and the terms of this Second Amendment, the terms of this Second Amendment shall control.

           2. REINSTATEMENT. The Agreement is hereby reinstated and shall be in full force and effect, as amended hereby.

           3.    ASSIGNMENT.

                 3.1 Buyer hereby assigns all of its right, title and interest in and to the agreement to: (i) the Hotel Buyer with respect to the purchase of the Hotel Property; (ii) the Office Buyer with respect to the purchase of the Office Property; and (iii) the Retail Buyer with respect to the purchase of the Retail Property; provided, however, that Buyer shall in no event be released from liability for any of its obligations under the Agreement, including, without limitation, those that specifically survive Closing. All references herein and in the Agreement to "Buyer" shall be deemed to mean the Hotel Buyer, the Office Buyer and the Retail Buyer, with respect to each applicable property.

                 3.2  On the Closing Date, Seller shall directly convey:
(i) the Hotel Property to the Hotel Buyer; (ii) the Office Property to the Office Buyer; and (iii) the Retail Property to the Retail Buyer, pursuant to separate closing documents therefor.

                 By execution of this Second Amendment, the Affiliated Buyers hereby assume (but without releasing Buyer from) all of the obligations of the Buyer under the Agreement with respect to each applicable property.

           4. PURCHASE PRICE. SECTION 2.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

           "The purchase price for the Property (the "Purchase Price") will be the amount of Thirty-Eight Million Five Hundred Thousand and No/100 Dollars ($38,500,000.00). Buyer and Seller hereby acknowledge and agree that the Purchase Price of the Property shall be allocated as follows:

                 4.1 The portion of the Purchase Price allocated to the Hotel Property shall be Twenty-One Million and No/100 Dollars ($21,000,000.00), it being understood that, at Buyer's sole option, Buyer may elect at the Closing to allocate $3,000,000.00 to the personalty included in the Hotel Property, whereupon Buyer shall deliver an indemnity in favor of Seller with respect to any sales tax liability that may be incurred with respect to the sale of such personalty, which indemnity shall be in form and substance reasonably acceptable to Seller; and otherwise the parties shall not be deemed to have agreed upon an allocation of the value of the personalty in the Hotel Property being conveyed by Seller to Buyer;



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                 4.2  The portion of the Purchase Price allocated to the
Office Property shall be Fourteen Million and No/100 Dollars
($14,000,000.00); and

                 4.3 The portion of the Purchase Price allocated to the Retail Property shall be Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000.00).

           5. SELLER'S REPRESENTATIONS AND WARRANTIES. SECTION 4 of the Agreement is hereby amended to insert the following provisions:

                 4.11 RESTAURANT ASSOCIATES LEASE.

                      (a) All amounts currently due and payable to Restaurant Associates, Ltd., a Florida limited partnership ("Restaurant Associates"), under that certain Amended and Restated Lease (the "Restaurant Associates Lease") dated November 21, 1996, between Center Hotel, as lessor ("Lessor"), and Restaurant Associates, as lessee, and Certain Office and Center Retail, as other obligated parties, have been paid in full to Restaurant Associates by Lessor, including, without limitation, the following amounts: (i) $555,000.00 for tenant improvements pursuant to Section 60 of the Restaurant Associates Lease; (ii) $20,000.00 for the extension of a sewer pipe to the Leased Premises pursuant to
Section 45 of the Restaurant Associates Lease; and (iii) $1,000.00 for the 1997 lease year for the planting of annuals and flowers around the archway sign at the southeast end of the leased premises pursuant to Section 7 of the Restaurant Associates Lease, but not including: (x) amounts owed to Restaurant Associates under that certain Promissory Note dated November 21, 1996 between Center Retail, Center Office and Center Hotel (collectively, the "Borrowers") in favor of Restaurant Associates, in the original principal amount of $141,666.70 (the "Restaurant Associates Note"); and (y) the amount of $47,073.75 owed to Restaurant Associates in connection with the landscape work referenced in Section 1 of the Restaurant Associates Lease (the "Landscape Obligation").

                      (b) All obligations required to be performed by Lessor prior to the Closing Date under the Restaurant Associates Lease have been performed, including, without limitation: (i) the installation of a sidewalk of consistent quality with other sidewalks located at the Property pursuant to Section 7 of the Restaurant Associates Lease; and (ii) the installation of a direct telephone connection from the Hotel for the benefit of the leased premises pursuant to Section 52 of the Restaurant Associates Lease, and none of such obligations have been waived or modified by Restaurant Associates. In addition, Restaurant Associates has received all rent credits and abatements provided for in the Restaurant Associates Lease, including, without limitation, rent credits in the amount of: (i) $83,333.30 pursuant to Section 4(A) of the Restaurant Associates Lease; and
(ii) $91,666.65 pursuant to Section 4(G) of the Restaurant Associates
Lease.

                      (c) As of the date hereof, Seller has not received any written notice from Restaurant Associates under Section 58 of the Restaurant Associates Lease.

                      (d) Notwithstanding anything contained in the Restaurant Associates Lease to the contrary, Exhibit "A" to the Restaurant Associates Lease is that certain Site Plan Prepared for Settlement Agreement for Arvida Parkway Center ("Settlement Agreement Site Plan") prepared by Unruh, Smith & Associates dated October 22, 1996, last revised on February 14, 1997 and initialed by Pete Boinis and John Baric, a copy of which is attached hereto as EXHIBIT 4.11(d).

                      (e) Restaurant Associates has not submitted an offer to Center Hotel for the space in the Retail Property occupied as an Indian restaurant as of the date of the Restaurant Associates Lease pursuant to Section 56 of the Restaurant Associates Lease and therefore Restaurant Associates' right of first offer has been waived with respect thereto.

                 4.12 PETE'S CAFE LEASE.

                      (a) All amounts currently due and payable to Pete's Cafe' and Catering, Inc., a Florida corporation ("PETE'S CAFE"), under that certain Lease dated July 17, 1985 between Seller, as successor in interest from Arvida Corporation, as lessor, and Pete's Cafe, as successor by assignment from TGI Friday's, Inc. ("TGIF"), as lessee, as amended (the "Pete's Cafe Lease") (the Restaurant Associates Lease and Pete's Cafe Lease are collectively referred to herein as "Pete's Leases"), have been paid in full to or for the benefit of Pete's Cafe, including, without limitation: (i) $25,000.00 for the replacement of the roof of the leased premises pursuant to Section 9 of the Fourth Amendment to the Pete's Cafe Lease; and (ii) $2,930.00 for landscaping of the leased premises pursuant to Section 6 of the Fourth Amendment to the Pete's Cafe Lease, but not including amounts owed to Pete's Cafe under that certain Promissory Note dated November 21, 1996 between Borrowers and Pete's Cafe, in the original principal amount of $130,000.00 (the "Pete's Cafe Note") (the Restaurant Associates Note and the Pete's Cafe Note are collectively referred to herein as the "Notes").

                      (b) All obligations required to be performed by Lessor prior to the Closing Date under the Pete's Cafe Lease have been performed, and none of such obligations have been waived or modified by Pete's Cafe. In addition, Pete's Cafe has received all rent credits and abatements provided for in the Pete's Cafe Lease, including, without limitation, rent credits in the amounts of $40,000.00 and $8,333.33, pursuant to Section 1 of the Fourth Amendment to the Pete's Cafe Lease.

                 4.13 ASSESSMENTS. As of the date hereof, all assessments under the Declaration have been paid and shall be paid in full through the Closing Date.

                 4.14 DECLARATION. To the best of Seller's knowledge, none of the Occupants (as defined in the Declaration) are in default under the Declaration and Seller has not received any written notice that any of the Occupants has claimed that the Seller, the Developer (as defined in the Declaration), and/or another Occupant is in default thereunder.

                 4.15 COUNTY SETTLEMENT AGREEMENT. The litigation referenced in that certain Settlement Agreement dated January 28, 1997, between Palm Beach County ("County"), Seller and Restaurant Associates (the "County Settlement Agreement") has been voluntarily dismissed with prejudice. A true and correct copy of the: (i) Stipulation of Settlement and for Dismissal of Claims with Prejudice; and (ii) Order of Dismissal with Prejudice, which were entered into by the parties to the County Settlement Agreement and filed with respect thereto has been delivered to Buyer by Seller.

                 4.16 PETE'S SETTLEMENT AGREEMENT. There are no defaults or claims of default under that certain Settlement Agreement dated November 21, 1996, between Seller, Restaurant Associates and Pete's Cafe (the "Pete's Settlement Agreement"), no event has occurred which, with notice, lapse of time, or both, would constitute a default under the Settlement Agreement, all documents and amounts due under the Settlement Agreement have been paid and delivered to Restaurant Associates and Pete's Cafe, as applicable, and the litigation referenced in the Settlement Agreement has been voluntarily dismissed with prejudice. A true and correct copy of the Order of Dismissal with Prejudice, which was entered into by the parties to the Pete's Settlement Agreement and filed with respect thereto has been delivered to Buyer by Seller.

                 4.17 SCHEDULE 1 OF PETE'S SETTLEMENT AGREEMENT. Seller hereby represents to Buyer that that certain "EXHIBIT "C" - CERTAIN EXISTING CIRCUMSTANCES" attached to the Pete's Settlement Agreement and attached hereto as EXHIBIT 4.17 is a true and correct copy of SCHEDULE 1 to the Pete's Settlement Agreement.

                 4.18 PARKING PLAN. The parking areas designated as "Areas A, B and H on EXHIBIT "A" in Section 7 of the Restaurant Associates Lease are Areas A, B and H on Settlement Agreement Site Plan.

                 4.19 SHARED PARKING STUDY. Seller is currently in compliance with the terms of that certain Shared Parking Study prepared by Walker Consulting/Engineers dated April 23, 1996 and updated by Kimley-Horn and Associates, Inc. dated January 17, 1997, pursuant to the terms of that certain Agreement for Shared Parking Plan dated January 17, 1997 between Center Hotel, Center Office, Center Retail and the Association, and recorded on January 30, 1997 in Official Records Book 9634, Page 1472 of the Public Records of the County.

                 4.20 ASSOCIATION LIABILITIES. The Association has no liabilities or obligations other than as set forth in the Declaration or the Schedule of Contracts attached hereto as EXHIBIT 4.20. To the best of Seller's knowledge, there are no defaults by either party under any of the aforesaid Contracts.

                 4.21 TERMINATION OF TEXACO GROUND LEASE. That certain Ground Lease between Arvida Corporation, as lessee, and Texaco, Inc., as lessor, dated June 1, 1981 has been terminated and is of no further force or effect.

                 4.22 SANITARY SEWER SYSTEM. The County owns and maintains the sanitary sewer system installed within the Property and servicing the improvements thereon.

                 4.23 YOSHINO LEASE. Seller shall continue to take the steps contemplated by that certain letter from Donald Yoshino to Heitman Florida Management, Inc. dated October 2, 1997 and that certain Proposal from Integrated Building Technologies, Inc., dated October 1, 1997 (copies of which are attached hereto as EXHIBIT 4.23) in order to timely resolve the claims of Yoshino Berenbaum Architects, AIA, P.A. ("Yoshino") with respect to grease and odor allegedly emanating from adjacent tenant space.

           6. BUYER'S CONDITIONS TO PRECEDENT TO CLOSING. SECTION 8.1 of the Agreement is hereby amended to insert the following provisions:

                      (e) SATISFACTION OF NOTES. Seller shall cause any and all amounts due and payable under the Restaurant Associates Note and the Pete's Cafe Note, including, without limitation, any and all outstanding principal and accrued interest thereon, to be paid in full to Restaurant Associates and Pete's Cafe, respectively, on or before Closing, and Seller shall certify to Buyer at the Closing that the Notes have been paid in full.

                      (f) SATISFACTION OF BROKER'S COMMISSIONS. Seller shall cause the following to be paid in full on or before Closing: (i) $1,239.62 with respect to the broker's commission owed in connection with the renewal of that certain Lease dated May 20, 1994 between Center Office and AGX of Florida, Inc.; and (ii) $8,962.51 with respect to the broker's commission owed in connection with that certain Lease dated March 21, 1997 ("Almand Lease") between Center Retail and Almand & Katz, DMD, P.A. ("Almand") (collectively, the "Broker's Commissions"), and Seller shall certify to Buyer at the Closing that the Broker's Commissions have been paid in full. In the event that the Broker's Commissions are not paid in full on or before Closing, then Buyer shall receive a credit at Closing against the Purchase Price for such amounts."

           7.    CLOSING.

                 7.1 Notwithstanding anything contained to the contrary in SECTION 9.1 of the Agreement, the "Closing Date" shall be deemed to be October 17, 1997, as to which time is of the essence.

                 7.2 Notwithstanding anything contained to the contrary in SECTION 1(d) of the Agreement, the term "Adjustment Date" in SECTION 1(d) of the Agreement shall be deemed to mean 12:01 a.m. on October 17, 1997.

           8. SECTION 9.3 of the Agreement is hereby amended to insert the following provisions:

                      (q) written certification to Buyer from Seller that the Notes have been paid in full;

                      (r) an estoppel certificate from the Parkway Center Maintenance Association, Inc., a Florida corporation not for profit (the "Association") with respect to the Declaration, which shall be mutually acceptable to the parties;

                      (s) a certified resignation from all of the current members of the Board of Directors and officers of the Association;

                      (t) an amendment to that certain Lease dated January 1, 1997 between Center Office and Arvida (the "Arvida Lease"), in form attached hereto as EXHIBIT 9.3(t), which amendment shall: (i) cancel and terminate the exclusive right of Arvida, pursuant to Article 36 of the Arvida Lease, to place Arvida's company signage, identification and/or logo on the facade of the Building (as such term is defined in the Arvida Lease), provided, that the landlord will continue to maintain Arvida's name on the tenant roster in the Building's lobby and on the monument signs located outside the Building; and (ii) provide for an acknowledgment by Arvida, as tenant, that Arvida has no right to name the Building under the Arvida Lease;

                      (u) an estoppel certificate from TGIF certifying that the Guaranty made by TGIF in accordance with the terms of the Pete's Cafe Lease is in full force and effect and shall inure to the benefit of the Buyer;

                      (v) an estoppel certificate from Seller with respect to the "gap" period between the date of the tenant estoppel statements being delivered in accordance with Section 9.3(i) of the Agreement and the Closing Date;

                      (w) a temporary irrevocable license agreement between Seller and Buyer, in form attached hereto as EXHIBIT 9.3(w), to use the name "Arvida Parkway Center" with respect to the Property for ninety
(90) days after the Closing Date."

           9. PRORATIONS. Notwithstanding anything contained in the Agreement to the contrary, Buyer shall receive a credit against the Purchase Price at Closing for the following amounts:

                 9.1 the total amount of all security deposits provided for in the Leases, together with interest thereon in the amounts set forth in or as required to be accrued, as applicable, under the Leases, regardless of whether the tenants under such Leases actually paid such security deposits or interest was actually earned thereon; provided, however, that Buyer shall not be entitled to receive a credit against the Purchase Price for any security deposits that are provided for in any Lease which have not been collected by Seller but as to which Seller has provided Buyer a release from such tenant thereunder, in form and substance acceptable to Buyer, with respect to such security deposit;

                 9.2 any prepaid rents and/or free rental periods under the Leases attributable to the period after the Closing, including, without limitation: (i) rent prepaid by E. Seiler & Associates, Inc. ("Seiler") under the certain Lease dated August 4, 1997 between Center Office and Seiler for the period from the Closing Date through February 15, 1997; and
(ii) rent prepaid by JPR Capital Corp. ("JPR") under that certain Lease dated December 12, 1996 between Center Office and JPR for the months of December, 1997 and December 1998;

                 9.3 $48,420.00 with respect to Center Retail's obligation under the Almand Lease to reimburse Almand for tenant improvements currently under construction, which reimbursement has not been paid by Center Retail as of the Closing Date;

                 9.4 $27,702.00 with respect to Center Office's obligation under EXHIBIT D of the Dialysis Centers Lease to reimburse Dialysis Centers for tenant improvements, which reimbursement has not been paid by Center Office as of the Closing Date;

                 9.5  $47,073.75 with respect to the Landscape
Obligation; and

                 9.6 $300,000.00 with respect to payment of the "Product Improvement Plan" imposed by Radisson Hotels International Inc. in connection with the Assignment and Assumption of License Agreement for Radisson Suite Hotel Boca Raton.

                 The credits for which provision is made in the foregoing SUBPARAGRAPHS 9.1 through 9.6 constitute full settlement of all obligations of Seller to Buyer with respect to the matters set forth therein.

           10. ASSUMPTION OF CONTRACTS. Attached hereto as EXHIBIT 10 is a list of those certain Contracts which Buyer has elected to assume at Closing. Seller acknowledges that all other Contracts not listed on
EXHIBIT 10 attached hereto shall be terminated by Seller effective as of the Closing Date and Buyer shall have no liability thereunder.

           11. COMMISSIONS. Seller acknowledges and agrees that the only real estate commissions, tenant improvement allowances or tenant inducements that Buyer shall be responsible for pursuant to the provisions of SECTION 9.5 and SECTION 9.5(a)(iii) of the Agreement is the commission owed in the amount of $2,681.08 with respect to the renewal of the lease for Ivan & Company Jewelers. The provisions of this paragraph shall survive Closing.

           12.   MUTUAL INDEMNITY.  The first (1st) paragraph of SECTION
12.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

           "Seller (in such capacity, an "Indemnitor") agrees to indemnify and hold Buyer (in such capacity, an "Indemnitee") harmless from and against any loss, cost, liability, damage or expense including, without limitation, reasonable attorneys' fees and costs in all trial and appellate proceedings ("Losses") incurred in connection with any legal claim by a third party (a "Claim") originating prior to the Closing Date and arising out of the ownership and/or operation of the Property, including, without limitation: (a) any claims for unpaid sales tax or other use or occupancy taxes; (b) any employment related claims; and (c) any tenant related claims, including, without limitation; (i) any claims of Yoshino with respect to grease and odor allegedly emanating from adjacent tenant space;
(ii) any claims of SunBank/South Florida, N.A. ("SunBank") with respect to SunBank's alleged inability to maintain reserved parking and reserved parking signs for its leased premises as provided under that certain Lease dated January 11, 1998 between Center Retail and SunBank; and (iii) any claims of Unique Mexican Restaurant of Boca, Inc. ("Cafe Ole") with respect to Center Retail's alleged failure to provide adequate parking in accordance with that certain Lease dated December 3, 1990 between Center Retail and Cafe Ole, as amended, and in accordance with applicable ordinances and regulations; and Buyer (in such capacity, an "Indemnitor") agrees to indemnify and hold Seller (in such capacity, an "Indemnitee") harmless from and against any Losses incurred in connection with a Claim originating from and after the Closing Date and arising out of the ownership and/or operation of the Property, including, without limitation, any claims for unpaid sales tax or other use or occupancy taxes and any employment related claims."

           13. PETE'S RELEASE. Seller hereby acknowledges and agrees that, to the extent possible without affecting Seller's rights therein, the benefit of those certain releases given by Restaurant Associates and Pete's Cafe to Seller under the Pete's Settlement Agreement shall inure to the benefit of Buyer and Seller shall execute any documentation reasonably requested by Buyer in order to effectuate the same. The provisions of this paragraph shall survive Closing.

           14. INDEMNIFICATION OF BUYER. To the fullest extent permitted by law, Buyer and its directors, officers, partners, employees and agents of Buyer or its affiliates (collectively, the "Indemnitees") shall be indemnified and held harmless by Seller from and against any and all losses, claims, damages, liabilities, expenses (including legal fees and expenses, even if incident to appeals or bankruptcy proceedings), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which an Indemnitee may be involved, or threatened to be involved, as a party or otherwise, with respect to or in any way related to: (i) that certain pending litigation styled ROYAL BOMBAY CLUB, INC. V. CENTER RETAIL PARTNERS, et al., 15th Judicial Circuit for Palm Beach County, Florida, Case No. CL95-3863 AN; (ii) any claims with respect to that certain writ of possession issued to Center Retail pursuant to a Final Judgment for Removal of Tenant, in Palm Beach County Court Case No. 97-5411, on June 16, 1997, with respect to the space leased to Cafe Ole (the "Writ of Possession"), and that certain Suggestion of Bankruptcy filed on June 20, 1997, IN RE UNIQUE MEXICAN RESTAURANT OF BOCA, INC., A FLORIDA CORPORATION, D/B/A CAFE OLE, with the U.S. Bankruptcy Court Southern District of Florida, Case No. 97-32998-B.C.-P.H.; (iii) the threatened claim by Quaker Oats for the loss suffered by it when a number of its laptop computers were stolen during a conference in one of the Hotel's meeting rooms; (iv) the Pete's Settlement Agreement; and (v) any breaches by Seller of the County Settlement Agreement prior to the Closing. The provisions of this paragraph shall survive Closing.

           15. ASSIGNMENT OF WRIT OF POSSESSION. Seller hereby assigns to Buyer all of its right, title and interest in and to the Writ of Possession. Seller hereby agrees to execute such other documents that may be necessary in order to effectuate the same. The provisions of this paragraph shall survive Closing.

           16. RECOURSE LIMITED; SURVIVAL. Notwithstanding anything that may be contained in the Agreement, including Section 13.12(b), to the contrary:

           (a) The representations, warranties and covenants set forth in this Second Amendment (excluding the representations, warranties and covenants set forth in SECTIONS 4.11 through 4.19 of SECTION 5 and SECTION 14 hereof and the mutual indemnity for which provision is made in Section
12.3 of the Agreement as amended by Section 12 hereof) will remain in effect for one (1) year after the Closing Date and all claims made by Buyer against Seller after Closing related to or arising out of a breach of the foregoing representations, warranties or covenants (excluding the representations, warranties and covenants set forth in SECTIONS 4.11 through 4.19 and SECTION 14 hereof and the mutual indemnity for which provision is made in SECTION 12.3 of the Agreement as amended by SECTION 12 hereof) must be delivered to Seller in writing not later than the first
(1st) anniversary of the Closing Date.
           (b) The representations, warranties and covenants set forth in SECTIONS 4.11 through 4.19 of Section 5 and Section 14 of this Second Amendment and Section 12.3 of the Agreement as amended by Section 12 hereof will remain in effect for three (3) years after the Closing Date and all claims made by Buyer against Seller after Closing related to or arising out of a breach of the foregoing representations, warranties or covenants must be delivered to Seller in writing not later than the third (3rd) anniversary of the Closing Date;



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           16.3  Buyer's total recovery(ies) with respect to any and all breaches of Seller's representations, warranties and covenants in the Agreement, as amended by this Second Amendment, shall in no event exceed $3,000,000.00 in the aggregate.

           17. EMPLOYEES. Seller hereby acknowledges that, in accordance with SECTION 6.3 of the Agreement, Buyer hereby advises Seller that Buyer does not intend to rehire the general manager of the Hotel Property, Sherry Smith, after the Closing Date, and intends to rehire the other employees of the Hotel Property.

           18. ADDITIONAL ADJUSTMENT. In the event that Buyer does not indemnify Seller as set forth in SECTION 4.1 hereof, then Buyer shall pay to Seller at Closing, in addition to the Purchase Price, an additional $21,000.00 in reimbursement of documentary tax stamps on the deed conveying the Hotel Property.

           19. MISCELLANEOUS. This Second Amendment may be executed in one or more counterparts, each of which shall constitute an original but all of which together shall constitute one and the same instrument. A facsimile copy of this Second Amendment and any signatures hereon shall be considered for all purposes as originals. Except as expressly modified by this Second Amendment, the terms and provisions of the Agreement remain unmodified and are in full force and effect.


           IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by the duly authorized representatives the day and year first above written.

                      SELLER:

                      CENTER RETAIL PARTNERS, a Florida general partnership

                      By:   Arvida/JMB Managers, Inc.,
                            a Florida corporation,
                            its General Partner

                            By:
                                 ------------------------------
                            Name:
                                 ------------------------------
                            Title:
                                 ------------------------------

                      CENTER OFFICE PARTNERS,
                      a Florida general partnership

                      By:   JMB/PCH Corporation,
                            an Illinois corporation,
                            its General Partner

                            By:
                                 ------------------------------
                            Name:
                                 ------------------------------
                            Title:
                                 ------------------------------

                      CENTER HOTEL LIMITED PARTNERSHIP,
                      a Delaware limited partnership

                      By:   Arvida/JMB Managers, Inc.,
                            a Florida corporation,
                            its General Partner

                            By:
                                 ------------------------------
                            Name:
                                 ------------------------------
                            Title:
                                 ------------------------------

                      ARVIDA/JMB PARTNERS, L.P.,
                      a Delaware limited partnership

                      By:   Arvida/JMB Managers, Inc.,
                            a Florida corporation,
                            its General Partner

                            By:
                                 ------------------------------
                            Name:
                                 ------------------------------
                            Title:
                                 ------------------------------

                      BUYER:

                      STANFORD HOTELS CORPORATION,
                      a California corporation

                      By:
                            ------------------------------
                      Name:
                            ------------------------------
                      Title
                            ------------------------------